Taxation	3 Months Ended
Mar. 31, 2022
Income Taxes [Abstract]
Taxation	Taxation
The Group’s income tax credit is recognised at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the weighted average annual income taxation rate expected for the full financial year, adjusted for the tax effect of certain items recognised in full in the interim period. As such, the effective tax rate in the interim financial statements may differ from the Group’s estimate of the effective tax rate for the annual financial statements.

The Group’s consolidated effective tax rate in respect of continuing operations for the three months ended March 31, 2022 was 18.59% (2021: 11.60%). The increase in the effective tax rate is attributable to increased research and development tax credits due to an underlying increase in qualifying research and development expenditure.